UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2006

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8200 Springwood Drive, Suite 230, Irving, Texas	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 21, 2006, Integrated Security Systems, Inc. (“ISSI”) issued two unsecured convertible promissory notes to Frost National Bank FBO Renaissance US Growth Investment Trust PLC (“RUSGIT”) and Frost National Bank FBO US Special Opportunities Trust PLC (“USSO”) (formerly known as BFS US Special Opportunities Trust (“BFS”)) in exchange for an aggregate $750,000 cash investment.  Each of the convertible notes is in the original principal amount of $375,000, mature on November 23, 2009 and bear interest at an annual rate of 6%.  Interest to be accrued during the first year the notes are outstanding was paid in cash on the date of issuance of the notes, and interest accruing after the first year will be payable in cash in quarterly installments.  The notes are convertible at the option of the holder into shares of common stock of ISSI at the then-current market price, subject to standard anti-dilution adjustments, upon:

▪

the conversion of all or substantially all of ISSI’s outstanding convertible indebtedness into shares of capital stock of ISSI; or

▪

a change of control of ISSI.

The convertible promissory notes are attached as exhibits to this Current Report on Form 8-K.

The common stock of ISSI to be issued upon conversion of the notes is subject to registration rights agreements previously entered into with each of RUSGIT and USSO.  Under the registration rights agreements, ISSI agreed to file a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock issuable to RUSGIT and USSO upon conversion of the notes.

The registration rights agreements are attached as Exhibits 4.3 and 4.6 to ISSI’s Current Report on Form 8-K dated October 28, 2005, and as Exhibit 4.5 to ISSI’s Current Report on Form 8-K dated December 14, 2005.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to RUSGIT and USSO.

Item 3.02.  Unregistered Sales of Equity Securities.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to RUSGIT and USSO.  ISSI’s issuance of the convertible promissory notes to RUSGIT and USSO were exempt from the registration requirements of Section 5 of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

4.1

Convertible Promissory Note, dated November 21, 2006, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $375,000.

4.2

Convertible Promissory Note, dated November 21, 2006, payable to Frost National Bank FBO US Special Opportunities Trust PLC in the amount of $375,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

(Registrant)

November 28, 2006

/s/ VERNON H. FOERSTERLING, JR.

(Date)

Vernon H. (Jay) Foersterling, Jr.

President and Chief Executive Officer

(Principal Executive and Financial Officer)

Exhibit Index

Exhibit Number	Description
4.1	Convertible Promissory Note, dated November 21, 2006, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $375,000.
4.2	Convertible Promissory Note, dated November 21, 2006, payable to Frost National Bank FBO US Special Opportunities Trust PLC in the amount of $375,000.